                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

          [ X ] Preliminary Proxy Statement
          [   ] Confidential, For Use of the Commission Only (as Permitted by
                Rule 14a-6(e)(2))
          [   ] Definitive Proxy Statement
          [   ] Definitive Additional Materials
          [   ] Soliciting Material Pursuant to 14a-11(c) or 14a-12

                         SUNSTONE HOTEL INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         Sunstone Hotel Investors, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

          [ X ] No fee required.
          [   ] Fee  computed on table below per Exchange Act Rules
                14a-6(i)(1)and 0-11.

           (1)  Title of each class of securities to which transaction applies:
                                       N/A
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           (2)  Aggregate number of securities to which transaction applies:
                                       N/A
--------------------------------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A
--------------------------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                                       N/A
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           (5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------
          [   ] Fee paid previously with preliminary materials.
                                       N/A

          [   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount previously paid:

                                       N/A
--------------------------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                                       N/A
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           (3)  Filing Party:
                                       N/A
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           (4)  Date Filed:
                                        *
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



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            ---------------------------------------------------------


                         SUNSTONE HOTEL INVESTORS, INC.






                          PRELIMINARY PROXY STATEMENT

            ---------------------------------------------------------


















--------------------------------------------------------------------------------

TO THE STOCKHOLDERS OF SUNSTONE HOTEL INVESTORS, INC.


           You are cordially invited to attend the Annual Meeting of Stockholders of Sunstone Hotel Investors, Inc. ("Sunstone" or the "Company") on Thursday, April 17, 1997, at 9:00 a.m. Pacific Standard Time. The Annual Meeting will be held at The Residence Inn Hotel, located at 2101 West Vineyard Avenue, Oxnard, California 93030.

           At the meeting you will be asked to consider and vote upon the following proposals: (i) the amendment of the Company's Charter; (ii) the election of three individuals to serve on the Company's Board of Directors until 2000; (iii) the amendment of the Company's 1994 Stock Incentive Plan; and (iv) the amendment of the Company's 1994 Directors Plan.

           Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying postage pre-paid envelope. By returning the proxy card, you can help the Company avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

March 3, 1997


                                          /s/ ROBERT A. ALTER
                                          --------------------------------------
                                          ROBERT A. ALTER
                                          Chairman and President

                         SUNSTONE HOTEL INVESTORS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 1997


To the Stockholders of Sunstone Hotel Investors, Inc.:

           Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Sunstone Hotel Investors, Inc. ("Sunstone" or the "Company"), will be held at The Residence Inn Hotel, located at 2101 West Vineyard Avenue, Oxnard, California 93030, commencing at 9:00 a.m. Pacific Standard Time, on April 17, 1997 for the following purposes:

           1. To amend the Charter of the Company to change the definition of "Independent Director";

           2.   To elect three directors to serve until the 2000 Annual Meeting;

           3. To amend the Company's 1994 Stock Incentive Plan to increase the share reserve for such plan and to take advantage of recent amendments to Section 16 of the Securities Exchange Act of 1934;

           4. To amend the Company's 1994 Directors Plan to remove the maximum limit on the aggregate number of options and shares of Common Stock which may be issued per calendar year under such plan, to increase the number of shares of Common Stock to be awarded annually to continuing non-employee Board members and to take advantage of recent amendments to Section 16 of the Securities Exchange Act of 1934;

           5. To conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

           The close of business on March 10, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be so entitled to vote.

           You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage pre-paid envelope. It will assist us in keeping down the expenses of the Annual Meeting if all stockholders, whether you own a few shares or many shares, return your signed proxies promptly.

           A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING MUST BE REPRESENTED AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, IN ORDER TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED AND TO AVOID THE ADDITIONAL COSTS TO THE COMPANY OF ADJOURNING THE ANNUAL MEETING AND RESOLICITING PROXIES.

                                        YOUR VOTE IS IMPORTANT.

                                        By Order of the Board of Directors,

                                        /s/  ROBERT A. ALTER
                                        ----------------------------------------
                                        ROBERT A. ALTER
                                        Secretary
San Clemente, California
March 3, 1997

                         SUNSTONE HOTEL INVESTORS, INC.
                       115 CALLE DE INDUSTRIAS, SUITE 201
                             SAN CLEMENTE, CA 92672


                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 17, 1997

                                   -----------

                                 PROXY STATEMENT
                                   -----------



                               GENERAL INFORMATION

           This Proxy Statement is furnished to stockholders of Sunstone Hotel Investors, Inc., a Maryland corporation ("Sunstone" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, April 17, 1997, at 9:00 a.m. Pacific Standard Time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Annual Meeting will be held at The Residence Inn Hotel, located at 2101 West Vineyard Avenue, Oxnard, California 93030.

           These proxy solicitation materials are first being mailed on or about March 17, 1997 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

           Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of Robert A. Alter) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING AND SOLICITATION

           The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

           Only stockholders of record at the close of business on March 10, 1997 are entitled to notice of and to vote at the Annual Meeting. As of March 3, 1997, 15,540,405 shares of Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share of Common Stock held of record on March 10, 1997. The Company's Bylaws do not provide for cumulative voting by stockholders.

           A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each matter to be submitted to a vote of the stockholders, other than the election of directors and certain extraordinary matters such as charter amendments, must be approved by a majority of all the votes cast on such matter at the Annual Meeting. Directors shall be elected by a plurality of the votes cast. Certain extraordinary actions must be approved by a majority or more of all votes entitled to be cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under Maryland law. The Company intends to count abstentions as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will not be counted for purposes of determining whether a proposal requires approval by a majority or more of the votes entitled to be cast, in which case an abstention will have the same effect as a negative vote. The Company also intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will also not be counted for purposes of determining whether a proposal has been approved unless such proposal requires approval by a majority or more of the votes entitled to be cast, in which case broker non-votes will have the same effect as negative votes.

           The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR: 1) the election of the three nominees listed below; 2) the amendment of the Company Charter as specified below; and 3) the amendment of the 1994 Stock Incentive Plan and the 1994 Directors Plan as specified below. The Board of Directors knows of no other matters likely to be brought before the Annual Meeting other than those mentioned above. However, if any other matters, not now known or determined, properly come before the meeting or any adjournments or postponements thereof, the persons named in the enclosed form of Proxy will vote such Proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the Proxy.

                                   PROPOSAL 1:

                          APPROVAL OF CHARTER AMENDMENT
                            REGARDING DEFINITION OF
                              INDEPENDENT DIRECTOR

           The Company's Charter provides that the Board of Directors may range in size from three to nine directors and requires that a majority of the Board of Directors be "Independent Directors." The Board currently has nine directors, five of whom are Independent Directors. The current definition of Independent Directors excludes the following individuals: (i) officers and directors of the Company, (ii) any person who is affiliated with (w) any advisor to the Company under an advisory agreement, (x) any lessee of or management company operating any property of the Company, (y) any subsidiary of the Company, or (z) any partner of Sunstone Hotel Partners, L.P. (the "Partnership").

           Under the current definition, Laurence Geller, a leading hotel industry consultant, might not be considered an "Independent Director" because he is a consultant to the Company under a consulting agreement. In addition, were the Company to acquire a portfolio of hotels in exchange for Partnership Units, as the Company has done previously, it might be valuable to appoint an officer or director of the seller as a director of the Company because of his or her expertise in operating the hotels and in the hotel industry in general. Under the current definition, an officer of the seller would not be considered an "Independent Director" if the seller owned Units. If the Company wanted to appoint such a person or a consultant such as Mr. Geller to the Board, the Company may be required at the same time to appoint another director to maintain a majority of "Independent Directors." The need to expand the Board in this context would increase the cost to the Company of corporate governance while creating a large and less efficient Board.

           The current definition of "Independent Director" in the Company's Charter is not required by the rules of the New York Stock Exchange nor the Securities and Exchange Commission. The NYSE does require that each company whose common stock is listed on the NYSE establish and maintain an audit committee comprised solely of directors independent of management and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Notwithstanding the proposed amendment to the Charter, the Company will comply with the NYSE rules in selecting members of the audit committee.

           The Board of Directors has determined that it is in the best interests of the Company to amend the Charter so that the term "Independent Director" shall simply mean a director of the Company who is not an officer or employee of the Company. The Board of Directors believes that this new, less restrictive definition of "Independent Director" will allow the Company greater flexibility to obtain highly qualified directors and retain an active and efficient Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S CHARTER. PURSUANT TO THE CHARTER, THE AFFIRMATIVE VOTE OF 66 2/3% OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT.

                                   PROPOSAL 2:

                              ELECTION OF DIRECTORS

           The Articles of Incorporation of the Company provide for the Company's Board of Directors to be divided into three classes, as nearly equal in number as is reasonably possible, serving staggered tiers so that directors' initial terms will expire either at the 1998 (Class I), 1999 (Class III) or 2000 (Class II) Annual Meeting of Stockholders. The preceding notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The following persons shall be designated as nominees to serve as Class II directors of the Company until the 2000 Annual Meeting: Messrs. Biederman, Bingham and Geller. If any of such nominees should unexpectedly become unavailable for election, proxies will be voted for the election of persons selected as nominees in their place by the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MESSRS. BIEDERMAN, BINGHAM AND GELLER TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2000 ANNUAL MEETING, AT WHICH TIME THEIR SUCCESSORS WILL BE ELECTED AND QUALIFIED.

           Certain information about Messrs. Biederman, Bingham and Geller is set forth below.

                 NAME                        AGE                   PRINCIPAL OCCUPATION                      DIRECTOR SINCE
-----------------------------------      ----------        -----------------------------------          -------------------------

Charles L. Biederman                         63                 Executive Vice President,                         1994
                                                              Sunstone Hotel Investors, Inc.
                                                                       President,
                                                                  Woodstone Homes, Inc.

H. Raymond Bingham(1)(2)                     52                Chief Financial Officer and                        1995
                                                                   Executive Vice President,
                                                                   Cadence Design Systems

Laurence S. Geller                           49                   Chairman, Geller & Co.                          1996

---------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee
===============================================================================

           Mr. Biederman has served as the Executive Vice President and a director since September 1994. From 1990 until August 1995, Mr. Biederman has served as Executive Vice President of Sunstone Hotel Management, Inc. Mr. Biederman has previously served as President of Provident Development Group Corporation, a Florida corporation engaged in the design, development and sale of luxury homes in South Florida, from 1989 until 1992 and as President of Colorado Home Improvements, Inc., a Colorado corporation engaged in general contracting, renovation and related services for existing homes in the Denver, Colorado area, since 1989. He is currently the President of Woodstone Homes, Inc., a Colorado corporation engaged in luxury home construction in the Vail, Colorado area, and a director of One Liberty Properties, Inc., a New York-based real estate investment trust specializing in the purchase and leasing of single tenant net leased properties throughout the United States. Mr. Biederman has been engaged in the real estate development business since 1962. Mr. Biederman holds a Bachelor of Arts degree from Colgate University and a Bachelor of Architecture and a Masters in Architecture from Columbia University and is a registered architect.

           Mr. Bingham has served as a director since August 1995. Since 1993, Mr. Bingham has served as the Chief Financial Officer and Executive Vice President of Cadence Design Systems, a publicly traded computer aided design company. Prior to joining Cadence Design Systems, Mr. Bingham served as Executive Vice President and Chief Financial Officer of Red Lion Hotels & Inns for eight years. Mr. Bingham is the former Chairman of the American Hotel & Motel Association Industry Real Estate Finance Council and a former Director of the National Realty Committee. Mr. Bingham holds a Bachelor of Science degree in Economics from Weber State College and a Masters in Business Administration from Harvard Business School.

           Laurence Geller has served as a director since November 1996. From 1984 through December 1989, Mr. Geller served as the Executive Vice President and Chief Operating Officer of Hyatt Development Corporation, a developer of domestic and international hotels and resorts, and from 1976 to 1981, as a Senior Vice President of Holidays Inns, Inc. Since December 1989 Mr. Geller has been Chairman of Geller & Co., a hotel-industry consulting firm based in Chicago, Illinois. Mr. Geller serves as a consultant to the Company through Geller & Co. pursuant to a consulting agreement entered into in July 1996. Mr. Geller is a graduate of the Ealing Technical College (U.K.) in Hotel Management and Catering.


DIRECTORS CONTINUING TO SERVE UNTIL 1998

                NAME                    AGE             PRINCIPAL OCCUPATION               DIRECTOR SINCE
-------------------------------       --------       ---------------------------         ------------------

Robert A. Alter                         46           President, Chief Executive                1994
                                                        Officer and Secretary,
                                                    Sunstone Hotel Investors, Inc.

Mark A. Ferrucci                        44              Assistant Vice President,              1997
                                                     The Corporation Trust Company

Fredric H. Gould(1)(2)                  62                 General Partner,                    1995
                                                         Gould Investors L.P.

--------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee
================================================================================

           Mr. Alter has served as President, Secretary, Chief Executive Officer and Chairman of the Board since August 1994. From 1990 until August 1995, Mr. Alter served as President of Sunstone Hotel Management, Inc. (the "Management Company"), which currently manages all of the hotels owned by the Company. Mr. Alter also serves as chairman of the board of directors of both the Management Company and Sunstone Hotel Properties, Inc., the lessee of all the hotels owned by the Company. Mr. Alter has been engaged in the hotel ownership, development and management business since 1976. Mr. Alter is a Certified Hotel Administrator, as designated by the American Hotel and Motel Association, and is a past President and a former member of the Board of Directors of the International Association of Holiday Inns, the franchisee association for Holiday Inn hotels. Mr. Alter holds a Bachelor of Science degree in Hotel Administration from Cornell University.

           Mr. Ferrucci has served as a director since January 1997. From June 1987 to the present, Mr. Ferrucci has assisted in the Corporate Staffing Division of The Corporation Trust Company. In January 1993, Mr. Ferrucci was promoted to Division Head and in April 1993 was elected Assistant Vice President of The Corporation Trust Company, CT Corporation System and as President of Corporate Trinity Company. Mr. Ferrucci holds an Associates of Arts and Science degree in accounting from Delaware Technical and Community College.

           Mr. Gould has served as a director since August 1995. Mr. Gould has served for the past five years as General Partner of Gould Investor L.P., a master limited partnership engaged in the ownership and operation of various types of income-producing real property located throughout the United States and which holds substantial interests in publicly held real estate investment trusts and savings and commercial banks. Mr. Gould is currently a director of BFS Bankorp, Inc. In addition, Mr. Gould is currently the Chairman of the Board of Trustees of BRT Realty Trust, a publicly-traded mortgage real estate investment trust, and Chairman of the Board of Directors of One Liberty Properties, Inc. Mr. Gould holds a Bachelor of Business Administration from Lehigh University and an L.L.B. from New York University Law School.

DIRECTORS CONTINUING TO SERVE UNTIL 1999

                  NAME                       AGE                   PRINCIPAL OCCUPATION                    DIRECTOR SINCE
----------------------------------        ----------          ---------------------------------          ----------------

C. Robert Enever                              69                  President, CRE Investments                   1994
                                                                           Ltd.

David Lambert (1)(2)                          44                   Chief Financial Officer,                    1995
                                                                     Preview Travel, Inc.

Edward H. Sondker (1)(2)                      49                         President and                         1995
                                                                  Chief Executive Officer,
                                                                 Bayview Financial Corporation

--------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee
================================================================================

           Mr. Enever has served as a director since September 1994. Since 1983, Mr. Enever has served as President of CRE Investments Ltd., a portfolio management company, and has been engaged in the real estate development business since 1972. Mr. Enever holds a Bachelor of Science degree in Economics from the University of London, a C.P.A. from the State of Illinois and a Masters in Business Administration in Finance and Accounting from Northwestern University.

           Mr. Lambert has served as a director since August 1995. Since June 1995, Mr. Lambert has served as Chief Financial Officer of Preview Travel, Inc., a San Francisco Bay Area company in the online travel business and media production and syndication business. Prior to joining Preview Travel, Mr. Lambert had served as Executive Vice President and Chief Financial Officer of Excalibur Technologies Corporation, a publicly-traded computer software company from 1992 to 1995. Prior to joining Excalibur Technologies, Mr. Lambert served as a private consultant in marketing, strategic planning, operations and computer systems from 1991 to 1992 and as Chairman of the Board, President and Chief Executive Officer of Grand American Fare, Inc., a $30 million restaurant company, from 1985 to 1991. From 1981 to 1985, Mr. Lambert served as Executive Vice President of Colony Hotels and Resorts, a subsidiary of Radisson Hotels. Mr. Lambert holds a Bachelor of Arts degree in Physics and Math from Occidental College and a Masters in Business Administration from the University of California, Los Angeles, and is a licensed California real estate broker.

           Mr. Sondker has served as a director since August 1995. Since August 1995, Mr. Sondker has served as President and Chief Executive Officer of Bayview Financial Corporation, a publicly-traded bank holding company located in the San Francisco Bay Area. Prior to joining Bayview Financial, Mr. Sondker served from 1990 through June 1995 as the President and Chief Executive Officer of Independence One Bank of California. During the fifteen years prior to that time, Mr. Sondker served in senior executive positions with several independent financial institutions having assets ranging in size from $200 million to over $1 billion. Mr. Sondker holds both a Bachelor of Arts and a J.D. degree from Washburn University.

           There is no family relationship between any director or executive officer of the Company.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

           The Board of Directors has two committees: the Audit Committee and the Compensation Committee. During the 1996 fiscal year, Sunstone's Board of Directors held eleven (11) meetings. No incumbent Director attended fewer than 75% of the aggregate meetings of the Board of Directors and meetings of the committees of the Board on which he served.

           The Audit Committee, which held two meetings during fiscal 1996, consists of Fredric H. Gould, H. Raymond Bingham, David Lambert and Edward H. Sondker. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

           The Compensation Committee of the Board of Directors consists of Fredric H. Gould, H. Raymond Bingham, David Lambert and Edward H. Sondker. The Compensation Committee held two meetings during fiscal 1996. The Compensation Committee is responsible for administering the Company's 1994 Stock Incentive Plan. The Compensation Committee determines recipients of awards, sets the exercise price of options granted and determines the terms, provisions and conditions of all rights granted under such plan. This Committee also reviews and approves the Company's general compensation policies and determines the recipients of and the amount of cash bonuses to be paid to key management.

DIRECTOR REMUNERATION

           Directors who are not officers of the Company received no cash compensation for attending committee or regular or special Board meetings in 1996, but did receive automatic grants of stock and stock options under the Company's 1994 Directors Plan. Assuming approval by the stockholders of Proposals 3 and 4, all directors, whether or not officers of the Company, will also be eligible to receive discretionary grants of stock, stock options and performance share awards under the Company's 1994 Stock Incentive Plan.

           Through December, 31, 1996, each director (other than Messrs. Alter, Biederman and Geller) received (i) direct stock issuances of 3,038 shares of Common Stock in the aggregate pursuant to the Automatic Stock Issuance Program of the 1994 Directors Plan and (ii) options to purchase an aggregate of 3,000 shares of Common Stock pursuant to the Automatic Option Grant Program of such plan. For 1997, assuming approval by the stockholders of Proposal 4, each director (other than Mr. Alter and Mr. Biederman) will receive (i) 1,500 shares of Common Stock and (ii) options to purchase 1,500 shares of Common Stock under the 1994 Directors Plan, plus a cash payment of $2,500 for each quarterly Board meeting and $1,000 for each special Board meeting attended in person or telephonically. In addition, the Company will reimburse all directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors. Neither Mr. Alter nor Mr. Biederman will receive any compensation as a director, other than reimbursement for their respective out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors.

                                   PROPOSAL 3:

             APPROVAL OF AMENDMENTS TO THE 1994 STOCK INCENTIVE PLAN

           The Company's stockholders are being asked to approve several amendments to the Company's 1994 Stock Incentive Plan (the "Incentive Plan") that will (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of such plan by 700,000, from 500,000 to 1,200,000 shares, (ii) render the non-employee Board members eligible to receive option grants, performance share awards and direct stock issuances under the Incentive Plan, (iii) allow unvested shares issued under the Incentive Plan and subsequently repurchased by the Company at the option exercise price or issue price paid per share to be reissued under the Incentive Plan and (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and effect a series of additional changes to the provisions of the Incentive Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which exempts certain officer and director transactions under the Incentive Plan from the short-swing liability provisions of the federal securities laws.

           The increase in the share reserve is designed to assure that a sufficient reserve of Common Stock is available under the Incentive Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. The other amendments will enhance the equity incentives provided to the non-employee Board members and facilitate plan administration.

           The following is a summary of the principal features of the Incentive Plan, assuming stockholder approval of this proposal. However, the summary does not purport to be a complete description of all the provisions of the Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Clemente, California.

           The Incentive Plan was adopted by the Board of Directors on September 23, 1994, and subsequently approved by the Company's stockholders. The Incentive Plan became effective on August 10, 1995, the date of execution of the underwriting agreement in connection with the initial public offering of the Company's Common Stock. The changes to the Incentive Plan effected by the amendments which are the subject of this Proposal were adopted by the Board of Directors on January 16, 1997.

EQUITY INCENTIVE PROGRAMS

           The Incentive Plan contains three separate equity incentive programs:
(i) the Discretionary Option Grant Program, (ii) the Performance Share Program and (iii) the Stock Issuance Program. The principal features of these programs are described below.

ADMINISTRATION

           The Incentive Plan is currently administered by the Compensation Committee of the Board of Directors. However, one or more additional Board committees may be appointed to administer the Incentive Plan with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the Incentive Plan. The Plan Administrator will have complete discretion (subject to the provisions of the Incentive Plan) to authorize option grants, performance share awards and direct stock issuances under the Incentive Plan.

SHARE RESERVE

           A total of 1,200,000 shares of Common Stock have been reserved for issuance over the ten-year term of the Incentive Plan, assuming stockholder approval of the 700,000-share increase which forms part of this Proposal. In no event may any one participant in the Incentive Plan be granted stock options and separately exercisable stock appreciation rights for more than 250,000 shares in any calendar year. In addition, no participant may receive performance share awards and direct stock issuances for more than 50,000 shares in any calendar year.

           In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the Incentive Plan and to each outstanding option and performance share award.

           Should an option expire or terminate for any reason prior to exercise in full, or should a performance share award terminate or expire prior to vesting, the shares subject to the portion of the option not so exercised or the performance share award so terminated will be available for subsequent issuance under the Incentive Plan. Unvested shares issued under the Incentive Plan and subsequently repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Incentive Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the Incentive Plan will not be available for subsequent issuance.

ELIGIBILITY

           Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board or the board of directors of any parent or subsidiary, and consultants and other advisors (and their respective employees) who provide valuable services to the Company and its parent or subsidiaries will be eligible to participate in the Incentive Plan.

           As of March 3, 1997, three executive officers and two other employees and consultants were eligible to participate in the Incentive Plan.

VALUATION

           The fair market value per share of Common Stock on any relevant date under the Incentive Plan will be the closing selling price per share on that date on the New York Stock Exchange. On March 3, 1997, the closing selling price per share was $13.25.


                       DISCRETIONARY OPTION GRANT PROGRAM

           Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

           Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

           The Plan Administrator is authorized to issue three types of stock appreciation rights under the Discretionary Option Grant Program:

                     Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over

           (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                     Independent stock appreciation rights are free-standing rights not tied to any underlying option and entitle the holder upon exercise to an appreciation distribution from the Company equal to the excess of (a) the fair market value of the shares of Common Stock underlying the exercised right over (b) the base price in effect for those shares. The base price will be determined by the Plan Administrator at the time the rights are granted but may not be less than the fair market value of the underlying shares of Common Stock on the grant date. The appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                     Limited stock appreciation rights may be granted to officers and non-employee Board members of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer or non-employee Board member will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

           The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and may at any time cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate vesting.

           The Plan Administrator will have the authority to cancel outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the current market price of the Common Stock.

                            PERFORMANCE SHARE PROGRAM

           The Performance Share Program provides for the issuance of performance shares which function as an equity type participating interest in the Company and entitle the participant to receive a payment equal to the fair market value per share of Common Stock on the date on which the performance shares vest. The Plan Administrator may condition the vesting of performance shares upon the attainment of performance goals or such other factors or criteria as the Plan Administrator determines, including continued service, appreciation in the fair market value of the Common Stock, increased return on assets or earnings per share. However, no performance shares will vest prior to the first anniversary of the date on which the performance share award is authorized. All unvested performance shares held by a participant at the time of cessation of service will automatically terminate without any payment to the participant. However, the Plan Administrator may accelerate the vesting of performance shares at any time.

           The payment due upon vesting of the performance shares may be made in cash or shares of Common Stock valued at fair market value on the vesting date.

                             STOCK ISSUANCE PROGRAM

           Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value of the Common Stock on the date of issuance, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

           The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. However, any shares which are to vest upon the attainment of one or more prescribed performance goals may not vest sooner than one (1) year following the date of the stock issuance and for any shares which are to vest in installments over the participant's performance of service, full vesting of the shares may not occur within three (3) years following the date of the stock issuance. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                               GENERAL PROVISIONS

ACCELERATION

           In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or a comparable cash incentive program will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator has the discretion to accelerate the vesting of any options assumed or replaced in connection with such acquisition, and any unvested shares which do not vest at the time of such acquisition, in the event the individual's service is subsequently terminated within a designated period following the acquisition. The Plan Administrator also has the discretion to accelerate the vesting of all outstanding options under the Discretionary Grant Program and all outstanding shares under the Stock Issuance Program upon a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members) or upon termination of the individual's service within a designated period following the change in control.

           The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

           The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Incentive Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

           The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

           The Board of Directors may amend or modify the Incentive Plan in any or all respects whatsoever subject to any required stockholder approval. The Board of Directors may terminate the Incentive Plan at any time, and the Incentive Plan will in all events terminate on September 22, 2004.

STOCK AWARDS

           The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Incentive Plan, together with the weighted average exercise price payable per share, for the period from the August 10, 1995 effective date of the Incentive Plan to March 1, 1997.



                              OPTION TRANSACTIONS

                                                               Options Granted          Weighted Average
                         Name                                 (Number of Shares)         Exercise Price
                         ----                                 ------------------         --------------
Robert A. Alter                                                     298,600(1)                $9.88
President, Chief Financial Officer, Director
and Secretary

Charles L. Biederman                                                105,900(2)                $9.98
Executive Vice President and Director

All current executive officers as a group                           404,500                   $9.91
(2 persons)

C. Robert Enever, Director                                               --                      --

Fredric H. Gould, Director                                               --                      --

H. Raymond Bingham, Director                                             --                      --

David Lambert, Director                                                  --                      --

Lawrence S. Geller, Director and Consultant                          50,000                  $13.00

Edward H. Sondker, Director                                              --                      --

All current non-employee directors as a group                        50,000                  $13.00
(6 persons)

All employees, including current officers who                         1,500                 $10.125
are not executive officers, as a group (1
person)





1 The Company granted 130,000 of the stock options granted to Mr. Alter in 1995 and an additional 83,600 of the stock options granted to Mr. Alter in 1996 in order to provide at Mr. Alter's election a source of payment for the obligations of Sunstone Hotel Properties, Inc., the lessee under the percentage leases with the Company (the "Lessee"), under its Stock Appreciation Rights Plan ("SAR Plan"). Under the SAR Plan, the Lessee's employees would be entitled to a cash payment equal to the increase in the share price of the Common Stock over the base price at which the stock appreciation right is granted. In order to fund this obligation of the Lessee, Mr. Alter and Mr. Biederman have each agreed to contribute in the 80%/20% proportion reflecting their stock ownership of the Lessee, an amount of money necessary to make such payments to the extent that the Lessee does not otherwise have sufficient cash.

2 The Company granted 10,000 of the stock options granted to Mr. Biederman in 1995, together with an additional 50,900 of the stock options granted to Mr. Biederman in 1996 in order to provide at Mr. Biederman's election a source of payment for the Lessee's obligations under the SAR Plan.

           As of March 3, 1997, options covering 456,000 shares of Common Stock were outstanding under the Incentive Plan, 740,000 shares remained available for future option grant, assuming stockholder approval of the 700,000-share increase which forms part of this Proposal, and 4,000 shares have been issued under the Incentive Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

           Options granted under the Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

           Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

           If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

           Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

           The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

           An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES

           The tax principles applicable to direct stock issuances under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

PERFORMANCE SHARES

           A participant who receives a distribution upon the vesting of a performance share will recognize ordinary income in the year of receipt equal to the value of the distribution. The Company will be entitled to an income tax deduction equal to the distribution for the taxable year in which the ordinary income is recognized by the participant.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

           The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

                              ACCOUNTING TREATMENT

           Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must disclose, in footnotes to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

           Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings. Similarly, the issuance of performance shares will result in a compensation expense to the Company's earnings.

                                NEW PLAN BENEFITS

           As of March 3, 1997, no options, performance share awards or direct stock issuances have been granted to date on the basis of the 700,000-share increase to the Incentive Plan.

                              STOCKHOLDER APPROVAL

           The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required to approve the amendments to the Incentive Plan. Should such stockholder approval not be obtained, then non-employee Board members will not be eligible to participate in the Incentive Plan, unvested shares that are repurchased by the Company will reduce share-for-share the reserve established for the Incentive Plan, and any options granted, performance shares awarded, or direct stock issuances made in reliance upon the 700,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common stock subject to those options, awards or issuances and no further options, awards or issuances will be made on the basis of such share increase. The Incentive Plan will, however, continue to remain in effect, and option grants, performance share awards and stock issuances may continue to be made pursuant to the existing provisions of the Incentive Plan, until the available reserve of Common Stock under the Incentive Plan as last approved by the stockholders is issued.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE INCENTIVE PLAN.

                                   PROPOSAL 4:

                APPROVAL OF AMENDMENTS TO THE 1994 DIRECTORS PLAN

           The Company's stockholders are being asked to approve several amendments to the Company's 1994 Directors Plan (the "Directors Plan") that will
(i) enable non-employee Board members to participate in other equity incentive plans of the Company, (ii) remove the maximum limit on the aggregate number of shares of Common Stock which may be granted pursuant to the Automatic Option Grant Program and issued pursuant to the Direct Stock Issuance Program per calendar year, (iii) increase the number of shares of Common Stock awarded annually under the Automatic Stock Issuance Program to continuing non-employee Board members from the number of shares determined by dividing $15,000 by the fair market value of the Common Stock on the stock issuance date to 1,500 shares of Common Stock, (iv) allow unvested shares issued under the Directors Plan and subsequently surrendered to the Company to be reissued under such plan, and (v) effect a series of changes to the provisions of the Directors Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Exchange Act which exempts certain officer and director transactions under the Directors Plan from the short-swing liability provisions of the federal securities laws.

           The purpose of these amendments is to assure that the Company is able to retain skilled and experienced non-employee Board members by providing them greater incentives to remain in the service of the Company.

           Below is a summary of the principal features of the Directors Plan, assuming stockholder approval of this Proposal. However, the summary does not purport to be a complete description of all the provisions of the Directors Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Clemente, California.

           The Directors Plan was adopted by the Board of Directors on September 23, 1994 and was subsequently approved by the Company's stockholders. The Directors Plan became effective on August 10, 1995, the date on which the underwriting agreement in connection with the initial public offering of the Company's Common Stock was executed. The changes to the Incentive Plan effected by the amendments which are the subject of this Proposal were adopted by the Board of Directors on January 16, 1997.

EQUITY INCENTIVE PROGRAMS

           The Directors Plan consists of two separate equity programs: (i) the Automatic Option Grant Program and (ii) the Automatic Stock Issuance Program. Each program is self-executing in accordance with its terms and neither the Board of Directors nor the Compensation Committee will perform any discretionary functions under the Directors Plan.

SHARE RESERVE

           The maximum number of shares of Common Stock issuable under the Directors Plan is 150,000 shares. The Common Stock is made available from authorized but unissued Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.

           In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable under the Directors Plan and to each outstanding option.

           Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Directors Plan. Unvested shares issued under the Automatic Stock Issuance Program and subsequently surrendered to the Company will be added back to the share reserve and will accordingly be available for subsequent issuance under the Directors Plan.

ELIGIBILITY

           Non-employee members of the Board of Directors are eligible to participate in the Directors Plan. In addition, assuming stockholder approval of this Proposal, non-employee Board members are eligible to participate in other equity incentive plans of the Company.

           As of March 3, 1997, six (6) non-employee Board members were eligible to participate in the Directors Plan.

VALUATION

           The fair market value per share of Common Stock on any relevant date under the Directors Plan will be the closing selling price per share on that date on the New York Stock Exchange. On March 3, 1997, the closing selling price per share was $13.25.

                   AUTOMATIC OPTION GRANTS AND STOCK ISSUANCES

           Under the Directors Plan, automatic option grants and direct stock issuances are made upon the occurrence of each of the following three events. First, following an individual's initial election to serve as a non-employee Board member, he or she will receive an option to purchase 1,500 shares of Common Stock and a direct issuance of 1,500 shares of Common Stock on the date of the first Board meeting held after the annual stockholders meeting at which that individual was elected to the Board of Directors. Second, each continuing non-employee Board member will receive an additional option to purchase 1,500 shares of Common Stock and an additional issuance of 1,500 shares of Common Stock on each anniversary of the later of (a) August 10, 1995, or (b) the date on which the non-employee Board member was first elected or appointed to the Board of Directors, if such Board member continues to serve on the Board of Directors through such anniversary date. Third, each individual who ceases to serve as a Board member but is subsequently re-elected or re-appointed to the Board of Directors will be granted an option to purchase 1,500 shares of Common Stock and a direct issuance of 1,500 shares of Common Stock on the date of the first Board meeting held after the annual stockholders meeting at which that individual is re-elected, provided that individual continues to serve as a non-employee Board member through the date of such Board meeting.

TERMS OF AUTOMATIC OPTION GRANTS

           Options are granted under the Automatic Option Grant Program at an exercise price per share equal to the fair market value per share of Common Stock on the option grant date. Each option has a maximum term of ten years.

           Each automatic option grant is immediately exercisable for fully vested shares of Common Stock. The automatic option grant remains exercisable until the expiration date of such option, whether or not the optionee continues to serve as a Board member, unless terminated in connection with an acquisition of the Company by merger or asset sale.

TERMS OF AUTOMATIC STOCK ISSUANCES

           Each direct stock issuance will be subject to a six-month vesting schedule. Should the non-employee Board member cease to remain in Board service prior to the expiration of the six-month vesting period, then all shares subject to the issuance must be surrendered to the Company for cancellation, and the Board member will have no further stockholder rights with respect to those shares.

                               GENERAL PROVISIONS

ACCELERATION

           In the event that the Company is acquired by merger or asset sale, each outstanding option under the Automatic Option Grant Program which is not to be assumed by the successor corporation will terminate and cease to be outstanding and each outstanding direct stock issuance under the Automatic Stock Issuance Program will immediately vest in full.

STOCK AWARDS

           The table below shows, for the period from the August 10, 1995 effective date of the Directors Plan to March 10, 1997, as to the Company's current non-employee Board members, both individually and as a group, the number of shares of Common Stock subject to options granted under the Automatic Option Grant Program of the Directors Plan, together with the weighted average exercise price payable per share, and the number of shares of Common Stock subject to direct stock issuances made under Automatic Stock Issuance Program.



                    OPTION GRANTS AND DIRECT STOCK ISSUANCES


                                     Options Granted
                                        (Number of           Weighted Average         Shares Issued
                   Name                  Shares)              Exercise Price             Directly
                   ----                  -------              --------------             --------

C. Robert Enever                          3,000                    $9.94                  3,038

Fredric H. Gould                          3,000                    $9.94                  3,038

H. Raymond Bingham                        3,000                    $9.94                  3,038

David Lambert                             3,000                    $9.94                  3,038

Lawrence S. Geller                           --                     --                       --

Edward H. Sondker                         3,000                    $9.94                  3,038

All current non-employee                 15,000                    $9.94                 15,190
directors as a group (6
persons)

           As of March 3, 1997, options to purchase 13,500 shares of Common Stock were outstanding, 16,690 shares of Common Stock have been issued and 119,810 shares remained available for future grant or issuance under the Directors Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

           Options granted under the Directors Plan will be non-statutory options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

           No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

           The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES

           The tax principles applicable to the automatic stock issuances under the Directors Plan will be substantially the same as those summarized above for the exercise of non-statutory options.

AMENDMENT AND TERMINATION

           The Board of Directors may amend or modify the Directors Plan in any or all respects whatsoever subject to any required stockholder approval. The Board of Directors may terminate the Directors Plan at any time, and the Directors Plan will in all events terminate on September 22, 2004.

                              ACCOUNTING TREATMENT

           Option grants with exercise prices at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must disclose, in footnotes to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Stock issuances at less than fair market value will result in a compensation expense to the Company's earnings equal to the difference between the issue price and the fair market value of the shares on the issue date. Such expense will be accruable by the Company over the period that the issued shares are to vest.

                                NEW PLAN BENEFITS

           Assuming stockholder approval of this Proposal, on April 17, 1997, the date of the first Board meeting to be held after the Annual Meeting, Mr. Geller will receive a direct stock issuance of 1,500 shares of Common Stock and an option to purchase 1,500 shares of Common Stock, provided such individual remains a non-employee Board member through such date. On August 10, 1997, each of Messrs. Bingham, Gould, Enever, Lambert and Sondker will receive a direct stock issuance of 1,500 shares of Common Stock and an option to purchase 1,500 shares of Common Stock, provided such individual remains a non-employee Board member through such date. Mr. Ferrucci has indicated that if Proposal No. 1 is adopted he intends to resign at that time and will therefore not receive any stock or option grants.

                              STOCKHOLDER APPROVAL

           The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required to approve the amendments to the Directors Plan. Should such stockholder approval not be obtained, then non-employee Board members will not be eligible to participate in any other equity incentive plan of the Company, the maximum number of stock options and shares of Common Stock which may be issued in the aggregate per calendar year under Directors Plan will be limited to 15,000 shares, the annual automatic direct stock issuances will be limited to the number of shares determined by dividing fifteen thousand dollars ($15,000) by the fair market value of the Common Stock on the date of issuance and unvested shares that are surrendered to the Company will reduce share-for-share the reserve established for the Directors Plan. The Directors Plan will, however, continue to remain in effect, and option grants and stock issuances will continue to be made pursuant to the existing provisions of the Directors Plan until the available reserve of Common Stock under the Directors Plan is issued.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE DIRECTORS PLAN.

                                  OTHER MATTERS

           The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

                             OWNERSHIP OF SECURITIES

           The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by (i) each beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee of the Company, (iii) the executive officers named in the Summary Compensation Table below; and (iv) by all current directors and executive officers of the Company as a group. This information is presented as of March 10, 1997. The number of Shares of Common Stock includes the number of shares of Common Stock into which Units may be redeemed in certain circumstances. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the Common Stock indicated.



       NAME OF INDIVIDUAL OR
       NUMBER OF PERSONS IN                        POSITION WITH                NUMBER OF SHARES OF COMMON               PERCENT
               GROUP                                  COMPANY                  STOCK BENEFICIALLY OWNED (1)             OF CLASS(1)
-------------------------------------        --------------------------     ----------------------------------     -----------------

Robert A. Alter                                President,                                596,271 (2)                      *
                                               Secretary, Chief
                                               Executive
                                               Officer and
                                               Director

Charles L. Biederman                           Executive Vice                            383,177 (3)                      *
                                               President and
                                               Director

H. Raymond Bingham                             Director                                    6,038 (4)                      *

C. Robert Enever                               Director                                  167,101 (5)                      *

Mark A. Ferrucci                               Director                                        0 (6)                      *

Laurence S. Geller                             Director                                   26,750 (7)                      *

Fredric H. Gould                               Director                                    6,038 (8)                      *

David Lambert                                  Director                                   10,038 (9)                      *

Edward H. Sondker                              Director                                    6,038 (10)                     *

All current directors and                                                              1,201,451 (11)                   6.75%
executive officers as a group
(9 persons)

CAPITAL GROWTH                                                                           615,000 (12)                   3.46%
  MANAGEMENT LIMITED
  PARTNERS
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS
02110

THE PRUDENTIAL INSURANCE                                                                 541,200 (13)                   3.04%
  COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NEW JERSEY
07102-3777

WASATCH ADVISORS, INC.                                                                 1,220,050 (14)                   6.86%
68 SOUTH MAIN STREET
SALT LAKE CITY, UTAH 84104

WELLINGTON MANAGEMENT                                                                    443,600 (15)                   2.49%
  COMPANY
75 STATE STREET
BOSTON, MASSACHUSETTS
02109

WELLINGTON TRUST COMPANY                                                                 372,300 (16)                   2.09%
  NATIONAL ASSOCIATION
75 STATE STREET
BOSTON, MASSACHUSETTS
02109

---------------
*      Less than one percent

(1) Sunstone Hotel Investors, L.P. (the "Partnership") had 17,774,802 units of partnership interests outstanding as of March 3, 1997, of which 15,540,405 were owned by the Company, corresponding to the number of shares of Common Stock outstanding as of that date, and 2,234,397 by other limited partners. Each of the Units are redeemable pursuant to certain redemption rights (the "Redemption Rights") on a one-for-one basis for shares of Common Stock. The number and percentages set forth above assumes that all Units held by the person are redeemed for shares of Common Stock. The total number of shares of Common Stock outstanding used in calculating the percentage assumes that all of the Units held by other persons are redeemed for shares of Common Stock.

(2) Includes (i) 37,000 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after March 3, 1997 and (ii) 552,271 Units redeemable pursuant to the Redemption Rights on a one-for-one basis for shares of Common Stock.

(3) Includes (i) 11,000 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after March 3, 1997 and (ii) 370,177 Units redeemable pursuant to the Redemption Rights on a one-for-one basis for shares of Common Stock.

(4) Includes 3,000 shares underlying stock options which are currently exercisable.

(5) Includes 3,000 shares underlying stock options which are currently exercisable.

(6)    Intends to resign if shareholders approve Proposal No. 1.

(7) Includes (i) 20,833 shares underlying previously granted stock options which are currently exercisable or which will become exercisable within 60 days after March 10, 1997 and (ii) the following securities to be awarded to Mr. Geller on the date of the first meeting of the Board of Directors held after the Annual Meeting: (a) 1,500 shares subject to an immediately exercisable option and (b) 1,500 shares of Common Stock to be issued directly.

(8) Includes 1,500 shares underlying stock options which are currently exercisable.

(9) Includes 3,000 shares underlying stock options which are currently exercisable.

(10) Includes 3,000 shares underlying stock options which are currently exercisable.

(11) Includes (i) 97,833 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after March 3, 1997 and (ii) 922,448 Units redeemable pursuant to the Redemption Rights on a one-for-one basis for shares of Common Stock.

(12) Capital Growth Management is deemed a beneficial owner of the shares only by virtue of the direct or indirect investment and/or voting discretion it possesses pursuant to the provisions of investment advisory agreements with its investment advisory clients.

(13) The Prudential Insurance Company of America is deemed a beneficial owner of the shares only by virtue of the direct or indirect voting and/or investment discretion it possesses because it holds the shares for the benefit of its clients in separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.

(14) Wasatch Advisors, Inc. is deemed a beneficial owner of the shares only by virtue of the direct or indirect investment and/or voting discretion it possesses pursuant to the provisions of investment advisory agreements with its investment advisory clients.

(15) Wellington Management Company is deemed a beneficial owner of the shares only by virtue of the direct or indirect investment and/or voting discretion it possesses pursuant to the provisions of investment advisory agreements with its investment advisory clients.

(16) Wellington Trust Company, National Association is deemed a beneficial owner of the shares only by virtue of the direct or indirect investment and/or voting discretion it possesses pursuant to the provisions of investment advisory agreements with its investment advisory clients.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND OTHER COMPENSATION

       The following table provides certain summary information concerning the compensation earned by the Company's President and Executive Vice President, who are the only executive officers of the Company serving as such as of the end of the last fiscal year. Such individuals will be hereafter referred to as the "Named Executive Officers."


                                    TABLE I
                           SUMMARY COMPENSATION TABLE



                                                                                                          Long-Term
                                            Annual                                                      Compensation
                                            Compensation                                                    Awards
                                            ------------                                                    ------

                                                                                       Shares
     Name and Principal                                           Other Annual        Underlying            All Other
          Position         Year      Salary($)       Bonus      Compensation(1)       Options(2)         Compensation(3)
         ----------        ----      ---------       -----      ----------------      ----------         ---------------
Robert A. Alter            1996      $60,000        $150,000        $6,294              113,600             $ 9,186
President, Chief           1995      $22,500 (4)        -           $5,976              185,000             $ 2,025
Financial Officer
and Secretary

Charles L.                 1996      $30,000        $430,325        $3,768               50,900             $13,795
Biederman                  1995      $11,250 (4)        -           $5,100               55,000             $ 8,235
Executive Vice
President

--------------

(1) Represents medical insurance premiums paid by the Company on behalf of the Named Executive Officers.

(2) The options were granted under the Company's 1994 Stock Incentive Plan. See "Executive Compensation and Related Information - Option Grants in Last Fiscal Year."

(3) Represents life insurance premiums paid by the Company on behalf of the Named Executive Officers.

(4)  Represents partial year from August 1995 through year end.

STOCK OPTIONS

       The following table contains information concerning the grant of stock options to the Named Executive Officers under the Company's 1994 Stock Incentive Plan for the fiscal year ended December 31, 1996.

                                    TABLE II
                        OPTION GRANTS IN LAST FISCAL YEAR




                                                               Individual Grants
                             --------------------------------------------------------------------
                            Number of                                                                 Potential Realizable Value
                            Securities                                                                 at Assumed Annual Rates
                            Underlying       Percent of Total                                        of Stock Price Appreciation
                             Options        Options Granted to     Exercise or                         For Option Term(s)(3)
                             Granted           Employees in        Basic Price       Expiration        --------------------
            Name              (#)(1)               1996             ($/Sh)(2)           Date              5%($)         10%($)
            ----             --------             ------            ---------          ------             -----         ------
Robert A. Alter               83,600                51%              $10.50          07/15/06           $552,044     $1,398,987
                              30,000                18%              $10.50          07/15/06           $198,102     $  502,029
Charles L. Biederman          30,000                18%              $10.50          07/15/06           $198,102     $  502,029
                              20,900                13%              $10.50          07/15/06           $138,011     $  349,748

---------------

(1) The options were granted under the Company's 1994 Stock Incentive Plan. Each option will vest in a series of five (5) equal annual installments measured from the grant date. In addition, the options will automatically accelerate in full in the event of an acquisition of the Company by a merger or asset sale in which such option is not to be assumed or replaced by the successor corporation. Each option includes a limited stock appreciation right which provides the optionee with the right, exercisable upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities, to surrender the option to the Company, to the extent the option is exercisable for vested shares, in return for a cash distribution per surrendered option share equal to the excess of (i) the fair market value on the surrender date over
           (ii) the option exercise price payable per share. Each option will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company.

(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The Compensation Committee of the Board of Directors, as the Plan Administrator of the Company's 1994 Stock Incentive Plan, has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the grant date.

(3) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

           No options were exercised by the Named Executive Officers in the 1996 fiscal year. No stock appreciation rights were exercised by any such officer during such year and, except for the stock appreciation rights described in footnote (1) above, no stock appreciation rights were outstanding on December 31, 1996. The table below sets forth information concerning the unexercised options held as of the end of such year by the Named Executive Officers.

                                    TABLE III
                                    AGGREGATE
                          FISCAL YEAR-END OPTION VALUES


                                        Number of                                   Value of
                            Securities Underlying Unexercised                     Unexercised
                                       Options at                                 In-the-Money
                                       FY-End (#)                                  Options at
                                -----------------------                          FY-End ($) (1)
                                                                                -----------------


            Name              Exercisable         Unexercisable          Exercisable           Unexercisable
            ----              -----------         -------------          -----------           -------------

Robert A. Alter                 37,000              261,600                $134,125              $834,700

Charles L. Biederman            11,000              94,900                   39,875               293,113


(1) Based on the fair market value of the option shares at fiscal year-end ($13.125 per share) less the exercise price.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

           Messrs. Alter and Biederman each have entered into Employment Agreements with the Company. Each Employment Agreement is for a one-year term which will renew automatically until terminated. Mr. Alter's salary is $120,000 per year subject to increases in base compensation approved by the Compensation Committee. Mr. Biederman's salary is $30,000 per year subject to increases in such base compensation based on recommendations by the President for performance of special assignments. Mr. Alter is required to devote substantially all of his time to the business of the Company, while Mr. Biederman is not. The Company is required to maintain a comprehensive medical plan, life insurance and other fringe benefits for both Messrs. Alter and Biederman. Upon a termination without cause, the Company is required to pay one year's base salary to Mr. Alter and Mr. Biederman.

           As Plan Administrator of the Company's 1994 Stock Incentive Plan, the Compensation Committee of the Board of Directors has the authority to provide for the accelerated vesting of any outstanding options to purchase shares of the Company's Common Stock held by Messrs. Alter and Biederman under such plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The Compensation Committee of the Board of Directors is currently comprised of Messrs. Gould, Bingham, Lambert and Sondker. None of such persons was at any time during the fiscal year ended December 31, 1996, or at any other time an officer or employee of the Company.


           No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                          COMPENSATION COMMITTEE REPORT

OVERVIEW AND PHILOSOPHY

           The Compensation Committee (the "Committee") of the Company's Board of Directors is responsible for establishing the compensation payable to the Company's executive officers. Such compensation is primarily comprised of the following elements: base salary, annual performance incentives and stock options.

           It is the Committee's objective that executive compensation be directly influenced by the Company's business results. Accordingly, the Company's executive compensation program is structured to stimulate and reward exceptional performance that results in enhanced corporate and stockholder values. To reinforce the attainment of Company goals, the Committee determined that a substantial portion of the compensation for the executive officers for the 1996 fiscal year should be in the form of cash bonuses, based upon the Company's performance in 1996, and stock options.

COMPENSATION COMPONENTS

Base Salary

           For the 1996 fiscal year, the base salary for Mr. Biederman was set at the same level as those established for the 1995 fiscal year which had been determined by the employment agreement entered into by Mr. Biederman at the time of the initial public offering of the Company's Common Stock. Mr. Alter's salary was increased from $60,000 to $120,000 per year to reflect the growth in the Company's portfolio and increase in Mr. Alter's responsibilities to manage the larger Company.

Cash Bonuses

           Messrs. Alter and Biederman each earned cash bonuses in the 1996 fiscal year. Mr. Biederman's bonuses, totalling $430,325, were awarded in recognition of his contribution to the construction activity he supervised during the past year. Two cash bonus awards, one for $200,000 and the other for $230,325, were paid based on a percentage of the construction expenditures for renovations of the Santa Fe Hotel, the Holiday Inn Steamboat Springs and the Oakland Hampton Inn, the Cypress Inns in Clackamus, Kent, and Poulsbo, the Holiday Inn in Stark, the Residence Inn in Highlands Ranch, and the Hampton Inn in Denver. Mr. Alter's bonus, totaling $150,000, was awarded for his significant contributions to the Company's accomplishments in 1996. These accomplishments included the $46 million secondary offering of the Company's Common Stock in August 1996, the addition in 1996 of twelve hotels to the Company's portfolio, and the establishment of the Company's Dividend Reinvestment and Stock Purchase Plan.

Stock Options

           The compensation packages established for the executive officers for the 1996 fiscal year included substantial stock option grants. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term. The Committee's goal in awarding such grants is to align the interests of the executive officers with the interests of the Company's stockholders.

CHIEF EXECUTIVE OFFICER PERFORMANCE AND COMPENSATION

           In establishing Mr. Alter's total compensation package for fiscal 1996, the Committee reviewed information regarding the compensation paid to presidents of other publicly-held hotel real estate investment trusts and also considered the compensation paid to Mr. Alter by Sunstone Hotel Management, Inc. and Sunstone Hotel Properties, Inc. Mr. Alter's performance bonus of $150,000 for fiscal 1996 was awarded in recognition of Mr. Alter's contributions to the Company's success in that year and in particular to the $46 million secondary offering of the Company's Common Stock completed in August 1996, the addition of twelve new hotels to the Company's portfolio and the establishment of the Company's new Dividend Reinvestment and Stock Purchase Plan.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

           Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain executive officers. The compensation paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Company's 1994 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under that Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

           It is the opinion of the Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term.

           This report has been furnished by members of the Compensation Committee.

                                       COMPENSATION COMMITTEE
                                          Fredric H. Gould
                                          H. Raymond Bingham
                                          David Lambert
                                          Edward H. Sondker


                             STOCK PERFORMANCE GRAPH

           The following graph compares the change in the Company's stockholder return on the Common Stock during 1996 (which is traded on the New York Stock Exchange under the symbol "SSI") with the changes in (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), (ii) the National Association of Real Estate Trust Equity Index ("NAREIT Equity Index") and (iii) a peer group of five issuers with similar businesses(1) ("Peer Group") for the same period, assuming a base investment of $100 in the Common Stock in each index for comparative purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested. The Company will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investors, Inc. ("NAREIT") in its publication REITWatch. The index is available to the public upon request to NAREIT.

-----------------
(1) The peer group companies consist of Equity Inns, Jameson Inns, Inc., Innkeepers, USA Trust, RFS, Inc. and Winston Hotels, Inc.

                         SUNSTONE HOTEL INVESTORS, INC.

                                    [ GRAPH ]


The foregoing graph is based upon the following data:

                                                      PERIOD ENDING
                                                      -------------

INDEX                         8/16/95   9/30/95   12/31/95   3/31/96   6/30/96   9/30/96   12/31/96
-----                         -------   -------   --------   -------   -------   -------   --------
SUNSTONE HOTEL INVESTORS       100.00    101.32     111.71    111.71    121.24    113.90     152.97
S&P                            100.00    104.68     110.98    116.94    122.17    125.96     136.35
NAREIT EQUITY INDEX            100.00    102.28     106.52    108.94    113.79    121.23     144.09
PEER GROUP                     100.00    107.67     110.32    122.94    117.42    128.67     153.57


The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference and shall not otherwise be deemed filed under the Securities Act or Exchange Act.

There can be no assurance that the Company's share performance will continue into the future with the same or similar trends depicted in the above graph. The Company will not make or endorse any predictions as to future share performance.

                              CERTAIN TRANSACTIONS


           The Company, a Maryland corporation, was formed on September 21, 1994, as a real estate investment trust ("REIT"). The Company completed an initial public offering (the "Offering") on August 16, 1995 and contributed the net proceeds therefrom to Sunstone Hotel Investors, L.P. (the "Partnership"). In order to qualify as a REIT, neither the Company nor the Partnership may operate hotels. The Partnership owns as of March 3, 1997, 26 hotels which it leases to Sunstone Hotel Properties, Inc. (the "Lessee") pursuant to separate percentage leases which provide for rent payments equal to the greater of (i) fixed based rent and (ii) percentage rent based on room revenues, Lessee's food and beverage revenues and sublease and concession rentals (the "Percentage Leases"). The Lessee is owned by Robert A. Alter, Chairman and President of the Company (80%) and Charles L. Biederman, Director and Executive Vice President of the Company (20%). The Lessee has entered into a management agreement (the "Management Agreement") pursuant to which all of the hotels it leases from the Partnership are managed by Sunstone Hotel Management, Inc. (the "Management Company"), of which Mr. Alter is the sole shareholder.

           The Company and the Partnership have entered into a number of transactions and agreements with Mr. Alter and Mr. Biederman and certain of their affiliates.

PERCENTAGE LEASES

           In order to qualify as a REIT, the Partnership has leased each of its hotels to the Lessee pursuant to the Percentage Leases. Each Percentage Lease has been approved by a majority of the Independent Directors. The Percentage Leases are designed to allow the Company to participate in revenue growth by providing that (i) between approximately 60% to 65% of room revenues in excess of specified amounts, (ii) 5% of the Lessee's food and beverage revenues, (iii) 100% of any sublease and concession rentals, and (iv) other net revenues described in the Percentage Lease for the applicable hotel in excess of base rent will be paid to the Partnership as percentage rent. Once such expenses together with all other operating expenses of each hotel is paid by the Lessee, the Lessee will be entitled to all of the net income from the hotels. Mr. Alter and Mr. Biederman have agreed, however, to use distributions from the Lessee, in excess of their tax liability for the earnings of the Lessee, to either accumulate reserves for the Lessee's rental obligations due under the Percentage Leases or purchase from the Partnership additional Units at the then current market price of the Common Stock.

MANAGEMENT AGREEMENT

           The Lessee has entered into the Management Agreement with the Management Company for each of the hotels it leases from the Partnership. Pursuant to the Management Agreement, the Management Company provides management and administrative services to the Lessee in consideration for 2% of gross revenue and reimbursement of certain direct expenses incurred by the Management Company for the Lessee. As the sole shareholder of the Management Company, Mr. Alter would be entitled to the net income of the Management Company.

EMPLOYMENT AGREEMENTS

           The Company entered into Employment Agreements with each of Mr. Alter and Mr. Biederman that renew automatically each August 16 until terminated. Mr. Alter serves as President and is required to devote substantially all of his time to the business of the Company with an annual base compensation of $120,000 a year subject to any further increases approved by the Compensation Committee. Mr. Biederman serves as Executive Vice President for an annual base compensation of $30,000, subject to any increases based on recommendations by the President of the Company for performance of special assignments. Mr. Biederman is not required to devote substantially all of his time to the business of the Company. Each of the Employment Agreements restrict competitive activities by Mr. Alter, Mr. Biederman or any of their affiliates.

THIRD PARTY PLEDGE

           Mr. Alter and Mr. Biederman, the stockholders of the Lessee, have through March 3, 1997 pledged to the Partnership their Units with a value equal to four months of initial base rent, approximately $4.5 million, to secure the Lessee's obligations under the Percentage Leases. The amount of pledged Units is increased by an amount equal to 4 months base rent for each additional hotel leased by the Lessee from the Partnership. As of December 31, 1996, the initial base rent for the hotels was approximately $3.8 million. Provided no event of default under one or more of the Percentage Leases exists, these pledged Units will be returned to the pledgors on the third anniversary of the closing of the Offering. At the Board of Directors meeting in February 1997, the Independent Directors (with the concurrence of Mr. Geller) approved an amendment to the pledge agreement with Mr. Alter and Mr. Biederman to limit the total number of Units that would be required to be pledged to the number currently owned. The Independent Directors (with the concurrence of Mr. Geller) also approved the subordination of the Company's lien in the Units to a lien proposed in favor of an institutional lender that, as a condition to making a proposed working capital facility available to the Lessee, has required that Mr. Alter guaranty the loan and secure it with a first priority lien in his Units.

UNIT PURCHASE AGREEMENT

           Mr. Alter and Mr. Biederman have entered into a unit purchase agreement with the Company, the Lessee and the Partnership to use distributions from the Lessee, in excess of their tax liability for earnings of the Lessee, to either accumulate reserves for the Lessee's rental obligations due under the Percentage Leases, or purchase from the Partnership additional Units at the then current market price of the Common Stock.

PURCHASE OF COURTYARD BY MARRIOTT-RIVERSIDE, CALIFORNIA HOTEL

           On April 1, 1996, the Partnership acquired the Riverside Hotel subject to the existing first and second trust deed with an outstanding balance of approximately $3 million together with the issuance of 85,000 Units representing the difference between the purchase price of approximately $4 million and the assumed indebtedness. The purchase price was calculated based on the "Net Operating Income" for the 12 months ended March 31, 1996, subject to adjustment based on the results of a post-closing audit to be conducted by Coopers & Lybrand, L.L.P. in accordance with the Option Agreement as described above.

           In connection with the acquisition by Mr. Alter's and Mr. Biederman's affiliate of the Riverside Hotel, Independence One Bank of California made a loan in the amount of approximately $2.1 million which is secured by this hotel. Edward H. Sondker, a director of the Company, was the president and chief executive officer of Independence One Bank of California at the time such loan was made, but was not then a director of the Company.

INDEMNIFICATION AGREEMENTS

           The Company has entered into an Indemnification Agreement with each of its directors (the "Indemnification Agreements") which provides that, with certain exceptions, the Company will hold harmless and indemnify its directors to the fullest extent permitted under Maryland Law. Under the Indemnification Agreements, the Company is obligated to indemnify each of its directors against all expenses (including attorneys' fees), fines, judgments and settlement amounts that such director may incur in connection with any action or proceeding (other than an action by or in the right of the Company) to which the director is or may be made a party to by reason of such director's position as a director, officer, employee or agent of the Company or any other company or enterprise to which the person provides services at the request of the Company.

                      APPOINTMENT OF INDEPENDENT AUDITORS

           The Company has not yet selected its independent public auditors for the year ending December 31, 1997. The Audit Committee is expected to make a decision in the near future. Coopers & Lybrand LLP were the independent public auditors for the Company for the year ended December 31, 1996. Representatives of Coopers & Lybrand LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Officers, directors and stockholders owning greater than 10% of the Common Stock of the Company are required by SEC regulations to furnish the Company with copies of all reports filed pursuant to Section 16(a).

           Based solely on review of copies of such reports required by Section 16(a) or written representations that no such reports were required, the Company believes that during 1996, all of its officers, directors, and stockholders owning greater than 10% of the Common Stock of the Company complied with all applicable Section 16(a) filing requirements.

                              STOCKHOLDER PROPOSALS

           Proposals of stockholders of the Company which are intended to be presented by stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 15, 1997 to be included in the proxy statement and form of proxy relating to the 1998 Annual Meeting.

                               1996 ANNUAL REPORT

           The Company's Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, is being sent with this Proxy Statement to all stockholders of record as of March 10, 1997. Except for "Executive Officers of the Registrant" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                    FORM 10-K

           COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SEC WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO ROBERT A. ALTER, SUNSTONE HOTEL INVESTORS, INC., 115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CALIFORNIA 92672.

                                       By Order of the Board of Directors


                                       -----------------------------------------
                                       ROBERT A. ALTER
                                       Secretary

San Clemente, California
March 3, 1997

                                   APPENDIX A
                                   ----------

                           1994 Stock Incentive Plan

                         SUNSTONE HOTEL INVESTORS, INC.

                           1994 STOCK INCENTIVE PLAN
                           -------------------------


                                  ARTICLE ONE
                                    GENERAL
                                    -------

       I.        PURPOSE OF THE PLAN

                 A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Sunstone Hotel Investors, Inc., a Maryland corporation or any successor corporation (the "Corporation") adopting the Plan, by providing (i) employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) non-employee members of the Board or the board of directors of any parent or subsidiary, and (iii) consultants and other advisors (and their respective employees) who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

                 B. The Plan shall become effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Effective Date of the Plan.

     II.         DEFINITIONS

                 A. For purposes of the Plan, the following definitions shall be in effect:

                 BOARD:  the Corporation's Board of Directors.

                 CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                          a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

                          b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                 CODE:  the Internal Revenue Code of 1986, as amended.

                 COMMITTEE: one or more committees of the Board, each with at least two (2) Board members, which shall assume responsibility for the administration of one or more functions under the Plan, either to the extent expressly provided in the Plan or as specifically authorized by Board resolution.

                 COMMON STOCK:  shares of the Corporation's common stock.

                 CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                          a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

                          b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

                          c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

                 EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                 EXERCISE DATE: the date on which the Corporation shall have received written notice of the exercise of an option granted pursuant to the Discretionary Option Grant Program of Article Two of the Plan.





                                       2.

                 FAIR MARKET VALUE: the value per share of Common Stock determined in accordance with the following provisions:

                          a. For any option grants or direct stock issuances made on the Effective Date, the Fair Market Value shall be the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock pursuant to the Underwriting Agreement. For all other purposes, the Fair Market Value shall be determined in accordance with the provisions of subparagraphs b through d below.

                          b. If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                          c. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                 HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                 INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

                 1934 ACT: the Securities and Exchange Act of 1934, as amended from time to time.





                                       3.

                 NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

                 OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant Program in effect under Article Two of the Plan.

                 PARTICIPANT: any person who receives an award of Performance Shares under the Performance Share Program of Article Three or a direct issuance of Common Stock under the Stock Issuance Program of Article Four of the Plan.

                 PERFORMANCE SHARE: an equity-like participating interest in the Corporation which may be awarded to a Participant pursuant to the Performance Share Program of Article Three of the Plan.

                 PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of an Optionee or a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                 PLAN ADMINISTRATOR: either the Board or a Committee of the Board to the extent any such Committee is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

                 PRIMARY COMMITTEE: a committee of two (2) or more non-employee Board members appointed by the Board.

                 SECTION 12(G) REGISTRATION DATE: August 10, 1995, the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

                 SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option grant, Performance Share award, or stock issuance agreement.

                 TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date an option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                 B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:





                                       4.

                          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III.        STRUCTURE OF THE PLAN

                 A.       Stock Programs.  The Plan shall be divided into three
(3) separate components: the Discretionary Option Grant Program specified in Article Two, the Performance Share Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may be granted options to purchase shares of Common Stock. Under the Performance Share Program, Participants may be awarded Performance Shares entitling them to receive a payment equal to the Fair Market Value of a specified number of shares of Common Stock if certain pre-determined performance goals are attained. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives.

                 B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Performance Share Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV.         ADMINISTRATION OF THE PLAN

                 A. The Plan shall be administered in accordance with the following provisions:

                          - The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to those individuals subject to the short-swing profit restrictions of the Federal securities laws.





                                       5.

                          - Administration of the Plan with respect to all other individuals eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or a secondary committee of two (2) or more Board members appointed by the Board, or the Board may retain the power to administer those programs with respect to all individuals who are not subject to the short-swing profit restrictions of the Federal securities laws. The membership of any secondary committee may include Board members who are Employees eligible to receive option grants, stock appreciation rights, Performance Share awards or stock issuances under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation).

                          - Members of the Primary Committee or any secondary committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time reassume all administrative powers and authority delegated under the Plan to any secondary committee appointed by the Board.

                 B. The Plan Administrator shall, within the scope of its administrative authority under the Plan, have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of each program established under the Plan and any outstanding option grants, stock appreciation rights, Performance Shares or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative authority under the Plan shall be final and binding on all parties who have an interest in the Plan or any outstanding option, stock appreciation right, Performance Share or stock issuance thereunder.

                 C. Service on the Primary Committee or any secondary committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of either committee shall be liable for any act or omission made in good faith with respect to the Plan or any options granted, Performance Shares awarded or shares issued under the Plan.

       V.        OPTION GRANTS AND STOCK ISSUANCES

                 A. The following persons shall be eligible to participate in the Plan:

                          1.      Officers and other Employees of the
         Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);





                                       6.

                          2. Non-employee members of the Board or the board of directors of any of the Corporation's parent or subsidiary corporations; and,

                          3. those consultants or other advisors (and their respective employees) who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                 B. Participation by a non-employee Board member in the Plan shall not limit such individual's eligibility to receive option grants, direct stock issuances, stock appreciation rights or other grants pursuant to any other plan of the Corporation, including the Corporation's 1994 Directors Plan.

                 C. The Plan Administrator shall have full authority to determine (i) with respect to the grants made under the Discretionary Option Grant Program, which eligible individuals are to be granted stock options or stock appreciation rights, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option or stock appreciation right is to become exercisable and the maximum term for which the option or stock appreciation right may remain outstanding, (ii) with respect to awards made under the Performance Share Program, which eligible individuals are to receive Performance Shares, the number of Performance Shares to be awarded, the performance- related objectives to be achieved, or the period of Service to be completed, in order for such Performance Shares to become fully vested and the form in which payment is to be made on the vested Performance Shares, and (iii) with respect to direct issuances under the Stock Issuance Program, which eligible individuals are to receive such issuances, the number of shares subject to each such issuance, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid by the individual for those shares.

     VI.         STOCK SUBJECT TO THE PLAN

                 A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,200,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such share reserve includes (i) the initial 500,000 share reserve authorized by the Board on September 23, 1994, and subsequently approved by the Corporation's stockholders, and (ii) an increase of 700,000 shares authorized by the Board on January 16, 1997, subject to stockholder approval at the 1997 Annual Meeting.

                 B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and





                                       7.

separately exercisable stock appreciation rights exceed 250,000 shares in any calendar year. In addition, the aggregate number of shares of Common Stock for which any one individual participating in the Plan may receive Performance Shares and direct stock issuances in any one calendar year shall not exceed 50,000 shares.

                 C. Should one or more outstanding options under Article Two of this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. In addition, unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Should one or more Performance Shares awarded under Article Three of this Plan terminate or expire prior to vesting, the number of shares underlying those expired or terminated Performance Share award shall be available for subsequent issuance under the Plan. However, shares subject to any stock appreciation rights exercised in accordance with Section V of Article Two or any vested Performance Shares liquidated pursuant to the payout provisions of Article Three, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under Article Two or the vesting of a direct stock issuance under Article Four, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or stock issuance.

                 D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights, Performance Shares and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities and price per share in effect under each option or stock appreciation right outstanding under the Discretionary Option Grant Program and (iv) the number and/or class of securities underlying the Performance Shares outstanding under the Performance Share Program. Such adjustments are to be effected by the Plan Administrator





                                       8.

in a manner which shall preclude the enlargement or dilution of rights and benefits under the Plan, and such adjustments shall be final, binding and conclusive.





                                       9.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------


       I.        TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                 A.       Exercise Price.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator but shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

                                a.         full payment in cash or check made
payable to the Corporation's order;

                                b.         full payment in shares of Common
         Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                                c.         full payment in a combination of
         shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                                d.         to the extent the option is
         exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the option holder shall provide concurrent irrevocable





                                       10.

         written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the exercise price for the purchased shares must accompany the written notice to the Corporation evidencing the option exercise.

                 B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                 C.       Termination of Service.

                          1.      The following provisions shall govern the
exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                                  a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.





                                       11.

                                  b.       Any option held by the Optionee
         under this Article Two and exercisable in whole or in part on the date of his or her death may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                                  c.       Under no circumstances shall any
         such option be exercisable after the specified expiration date of the option term.

                                  d.       During the applicable post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

                                  e.       Should (i) the Optionee's Service be
         terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall immediately terminate and cease to remain outstanding.

                          2.      The Plan Administrator shall have complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have subsequently vested had the Optionee continued in Service.





                                       12.

                          3.      The Plan Administrator shall also have full
power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph C.1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                 D. Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                 E. Repurchase Rights. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                          1.      The Plan Administrator shall have the
discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                          2.      All of the Corporation's outstanding
repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                          3.      The Plan Administrator shall have the
discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

     II.         INCENTIVE OPTIONS

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to





                                       13.

individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

                 A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

                 B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five
(5) years measured from the grant date.

                 Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance





                                       14.

with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent corporation.

                 C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

                 D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for (i) the automatic acceleration of one or more outstanding options granted under this Article Two which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time and/or (ii) the immediate termination of one or more of the Corporation's outstanding repurchase rights which are assigned in connection with the Corporate Transaction and do not otherwise terminate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

                 E. The Plan Administrator shall have the discretionary authority, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

                 F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.





                                       15.

                 G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than the Fair Market Value per share of Common Stock on the new grant date.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program.

                 B. Three types of stock appreciation rights shall be authorized for issuance under the Plan: Tandem Stock Appreciation Rights ("Tandem Rights"), Independent Stock Appreciation Rights ("Independent Rights") and Limited Stock Appreciation Rights ("Limited Rights").

                 C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two.

                          1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.





                                       16.

                          2. No such option surrender shall be effective unless it is approved by the Plan Administrator, whether at the time of such surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                          3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                 D. The following terms and conditions shall govern the grant and exercise of Independent Rights under this Article Two:

                          1.      One or more individuals eligible to
         participate in the Discretionary Option Grant Program may be granted an Independent Right not tied to any underlying Article Two stock option. The Independent Right shall be exercisable upon such terms and conditions as the Plan Administrator may establish and shall entitle the holder to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date of such right) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

                          2.      The number of shares of Common Stock
         underlying the Independent Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Independent Right is granted. The base price may not be less than the Fair Market Value (on the grant date of the right) of the shares of Common Stock underlying that right.

                          3. The distribution to which the holder of the Independent Right shall become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the exercise date of such right, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.





                                       17.

                 E. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                          1. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

                          2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right shall have the unconditional right (exercisable for a thirty
         (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

                          3. The Plan Administrator shall pre-approve, at the time the Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                 F. The shares of Common Stock subject to any stock appreciation right exercised in accordance with this Section V shall NOT be available for subsequent issuance under the Plan.





                                       18.

                                 ARTICLE THREE

                           PERFORMANCE SHARE PROGRAM
                           -------------------------


       I.        AWARD OF PERFORMANCE SHARES

                 A. The Plan Administrator shall have full power and authority, subject to the provisions of this Article Three, to award Performance Shares. Each Performance Share shall function as an "equity-type" participating interest in the Corporation and shall entitle the Participant to receive a payment equal to the Fair Market Value per share of Common Stock on the date on which the Performance Share vests. The Plan Administrator may condition vesting of Performance Shares upon the attainment of specified performance goals or upon other such factors or criteria as the Plan Administrator shall determine, including (without limitation) continued Service, appreciation in the Fair Market Value of the Common Stock, increased return on assets or earnings per share growth.

                 Performance objectives may vary from Participant to Participant and among groups of Participants and shall be based upon such corporate-wide, subsidiary, group or division factors or criteria as the Plan Administrator may deem appropriate.

                 B. Each Participant who is awarded Performance Shares shall be issued a written agreement evidencing the total number of Performance Shares awarded him or her and the terms and conditions upon which such Performance Shares are to vest and become payable.

                 C. The award of Performance Shares under this Article Three shall not entitle the holder to any stockholder rights, including (without limitation) any voting, dividend or liquidation rights, with respect to the underlying shares of Common Stock which serve to determine the value of the award.

                 D. The award of Performance Shares under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     II.         VESTING OF PERFORMANCE SHARES

                 A. No Performance Share shall vest prior to the first anniversary of the date on which the Performance Share award is approved by the Plan Administrator. Subject to the foregoing restriction, the Plan Administrator shall have full power and discretion to establish the vesting schedule applicable to the Performance Shares.





                                       19.

                 B. All unvested Performance Shares held by a Participant at the time of his or her cessation of Service shall automatically terminate and cease to be outstanding, without any payment due the Participant on the terminated shares. However, the Plan Administrator shall have full and complete discretion, exercisable at any time, to accelerate in whole or in part the vesting schedule in effect for one or more Performance Shares held by a Participant.

     III.        LIQUIDATION OF PERFORMANCE SHARES

                 A. A Participant's Performance Shares shall be liquidated upon the occurrence of the vesting event applicable to those Performance Shares, and the Participant shall accordingly become entitled to a payment in an amount determined by multiplying the number of vested Performance Shares by the Fair Market Value of those Performance Shares on the vesting date.

                 B. Payment for the liquidated Performance Shares shall be made to the Participant within thirty (30) days after the vesting event. Payment may, in the Plan Administrator's sole discretion, be made in cash or shares of Common Stock valued at Fair Market Value on the vesting date.

     IV.         CANCELLATION OF PERFORMANCE SHARES

                 Each outstanding Performance Share shall terminate, and each Participant holding one or more Performance Shares shall cease to have any further rights or benefit entitlement thereunder, upon the receipt of the amount (if any) which becomes due and payable to such individual under the liquidation provisions of Section III of this Article Three.

       V.        NON-TRANSFERABILITY/DEATH

                 Neither the Performance Shares issued under this Article Three nor any rights or interests pertaining thereto may be transferred, assigned, pledged or encumbered, other than a transfer effected pursuant to the Participant's will or in accordance with the laws of descent and distribution following the Participant's death. Any unpaid amounts due the Participant with respect to vested Performance Shares liquidated prior to his or her death shall be paid to the administrator or executor of such individual's estate.

     VI.         WITHHOLDING

                 All payments under this Article Three shall be subject to the Corporation's collection of all applicable Federal, state and local income and employment taxes required to be withheld therefrom.





                                       20.

     VII.        UNFUNDED AND UNSECURED OBLIGATION

                 The Corporation's obligation to pay the amounts which become due and payable under this Article Three shall at all times be an unfunded and unsecured obligation of the Corporation, and no trust fund, escrow arrangement or other segregated account shall be established as a funding vehicle for any payments to be made hereunder. Accordingly, holders of Performance Shares shall only have the status of general creditors with respect to any amounts which may actually become due and payable to them under this Article Three and shall look solely and exclusively to the general assets of the Corporation for payment.





                                       21.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------

       I.        TERMS AND CONDITIONS OF STOCK ISSUANCES

                 Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

                 A.       Consideration.

                          1.      Shares of Common Stock shall be issued under
the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                          a. full payment in cash or check made payable to the Corporation's order;

                          b.        a promissory note payable to the
         Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                          c. past services rendered to the Corporation or any parent or subsidiary corporation.

                          2.      The issued shares shall, in all instances, be
issued for consideration with a value equal to the Fair Market Value of such shares at the time of issuance.

                 B.       Vesting Provisions.

                          1.      Shares of Common Stock issued under the Stock
Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon the attainment of performance milestones. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                          a. the Service period to be completed by the Participant or the performance milestones to be achieved by the Corporation or the Participant,





                                       22.

                          b. the number of installments in which the shares are to vest,

                          c. the interval or intervals (if any) which are to lapse between installments, and

                          d.         the effect which death, Permanent
         Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued. However, (i) in the event that the Plan Administrator determines that certain performance objectives are to be achieved before the shares vest, such shares may not vest sooner than one year following the date of the stock issuance, and (ii) in the event that the issued shares are to vest in installments over the Participant's period of Service, full vesting of such shares may not occur within the three (3)-year period immediately following the date of the stock issuance.

                          2.      The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                          3.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                          4.      The Plan Administrator may in its discretion
elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the





                                       23.

vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

                 B. The Plan Administrator shall have the discretionary authority to provide for the automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program (and the immediate termination of the Corporation's repurchase rights with respect to those shares) at the time of any Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

     III.        TRANSFER RESTRICTIONS/SHARE ESCROW

                 A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                 B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.





                                       24.

                                  ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------


       I.        LOANS OR INSTALLMENT PAYMENTS

                 A. The Plan Administrator may, in its discretion, assist any Optionee or Participant, to the extent such Optionee or Participant is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased shares in installments. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                 B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.         AMENDMENT OF THE PLAN AND AWARDS

                 A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to outstanding Performance Shares or unvested Common Stock under the Performance Share or Stock Issuance Programs, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                 B. In no event may Performance Shares be awarded under Article Three which are in excess of the number of shares of Common Stock then available for issuance under the Plan. Options to purchase shares of Common Stock may be granted under





                                       25.

the Discretionary Option Grant Program, and shares of Common Stock may be issued under the Stock Issuance Program which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess stock issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     III.        TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion and at any time, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                          Stock Withholding:  The holder of the Non-Statutory
Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value to exceed one hundred percent (100%) of the applicable Taxes.

                          Stock Delivery:  The Plan Administrator may, in its
discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value not to exceed one hundred percent (100%) of the Taxes incurred in connection with such option exercise or share vesting.

     IV.         EFFECTIVE DATE AND TERM OF PLAN

                 A. This Plan was adopted by the Board on September 23, 1994 and was subsequently approved by the Corporation's sole stockholder. The Plan became effective





                                       26.

on August 10, 1995, the date on which the Underwriting Agreement for the initial public offering of the Corporation's Common Stock was executed and finally priced.

                 B. The Plan was amended by the Board on January 16, 1997 to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 700,000 shares, (ii) render the non-employee Board members eligible to receive option grants, performance share awards and direct stock issuances under the Plan, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or issue price paid per share to be reissued under the Plan and (iv) effect a series of technical changes to the provisions of the Plan in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934 which exempts certain officer and director transactions under the Plan from the short- swing liability provisions of the federal securities laws. These amendments are subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 700,000 share increase shall become exercisable in whole or in part unless and until the January 1997 amendments are approved by the stockholders. Should such stockholder approval not be obtained at the 1997 Annual Meeting, then each option grant, performance share award or direct stock issuance made pursuant to the January 1997 share increase shall terminate and cease to remain outstanding, and no further grants, awards, or issuances shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to the January 1997 amendments shall automatically be reinstated, and option grants, performance share awards and direct stock issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All option grants, performance share awards and direct stock issuances made prior to the January 1997 amendments shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, awards or issuances, and nothing in the January 1997 amendments shall be deemed to modify or in any way affect those outstanding options, awards or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants, performance share awards and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.


                 C. The Plan shall terminate upon the earlier of (i) September 22, 2004 unless sooner terminated by the Board and (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise of the stock options and stock appreciation rights granted under the Discretionary Option Grant Program, the award of Performance Shares under the Performance Share Program or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all stock options, stock appreciation rights, Performance Shares and stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.





                                       27.

       V.        USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

     VI.         REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Discretionary Option Grant Program, the award of any Performance Shares under the Performance Share Program, the issuance of any shares under the Stock Issuance Program and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall each be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options, stock appreciation rights and Performance Shares granted under it and the Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

   VIII.         MISCELLANEOUS PROVISIONS

                 A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.


                 B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State.





                                       28.

                 C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.





                                       29.

                                   APPENDIX B
                                   ----------

                              1994 Directors Plan

                         SUNSTONE HOTEL INVESTORS, INC.
                              1994 DIRECTORS PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS


       I.        PURPOSE OF THE PLAN

                 A. This 1994 Directors Plan (the "Plan") is intended to promote the interests of Sunstone Hotel Investors, Inc., a Maryland corporation or any successor corporation (the "Corporation"), by offering non-employee members of the Board the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 B. The Plan will become effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Effective Date of the Plan.

     II.         DEFINITIONS

                 A. For purposes of the Plan, the following definitions shall be in effect:

                 BOARD:  the Corporation's Board of Directors.

                 CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                 a. the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                 b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                 CODE:  the Internal Revenue Code of 1986, as amended.

                 COMMON STOCK:  shares of the Corporation's common stock.

                 CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                        a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

                        b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

                        c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

                 EFFECTIVE DATE:    August 10, 1995, the date on which the
Underwriting Agreement for the initial public offering of the Corporation's Common Stock was executed and finally priced.

                 EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                 EXERCISE DATE: the date on which the Corporation shall have received written notice of the exercise of an option granted pursuant to the Automatic Option Grant Program of Article Two.

                 FAIR MARKET VALUE: the value per share of Common Stock determined in accordance with the following provisions:

                          a. If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National





                                       2.

         Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                          b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                 1933 ACT:  the Securities Act of 1933, as amended.

                 1934 ACT: the Securities and Exchange Act of 1934, as amended from time to time.

                 NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

                 OPTIONEE: any person to whom an option is granted under the Automatic Option Grant Program of Article Two.

                 PARTICIPANT: any person who receives a direct issuance of Common Stock under the Automatic Stock Issuance Program of Article Three.

                 B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the





                                       3.

         unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III.        STRUCTURE OF THE PLAN

                 A.       Stock Programs.  The Plan shall be divided into two
(2) separate components: the Automatic Option Grant Program specified in Article Two and the Automatic Stock Issuance Program specified in Article Three. Under the Automatic Option Grant Program, non- employee members of the Board will automatically receive option grants to purchase shares of Common Stock at periodic intervals over their period of Board service. Under the Automatic Stock Issuance Program, non-employee members of the Board will automatically receive direct issuances of Common Stock at periodic intervals over their period of Board service.

                 B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to both the Automatic Option Grant Program and the Automatic Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV.         ELIGIBILITY

                 A. Eligible Directors. The individuals eligible to receive automatic option grants and direct stock issuances pursuant to the provisions of this Plan shall be limited to (i) those individuals who are serving as non-employee members of the Board on the Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, (iii) those individuals who continue to serve as non-employee Board members at one or more annual stockholders meetings, beginning with the 1995 Annual Meeting, whether or not such individuals commenced Board service prior to the Effective Date, and (iv) those individuals who cease to serve as non-employee Board members at any time after the Effective Date but who are subsequently re-elected as non-employee Board members, whether through appointment by the Board or election by the Corporation's stockholders.

                 With the exception of Mr. C. Robert Enever, a non-employee Board member shall not be eligible to receive an automatic option grant or stock issuance under this Plan if such individual is, on the date of the option grant or direct stock issuance, an Employee of any parent or subsidiary of the Corporation. Any non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an Eligible Director.





                                       4.

       V.        STOCK SUBJECT TO THE PLAN

                 A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 150,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section V.

                 B. Should the number of shares which remain available for issuance under the Plan not be sufficient for the automatic option grants and stock issuances to be made at a particular time, then the available shares shall be allocated proportionately among all the automatic option grants and stock issuances to be made at that time.

                 C. Should one or more outstanding options under the Automatic Option Grant Program expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. In addition, unvested shares issued under the Plan and subsequently cancelled pursuant to the provisions in Section III.B.3 of Article Three, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. All other share issuances under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. Should the exercise price of an outstanding option under the Automatic Option Grant Program be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares actually issued to the holder of such option.

                 D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to (i) the maximum number and/or class of securities available for issuance under the Plan, (ii) the number and/or class of securities to be made the subject of each subsequent automatic option grant and direct stock issuance, (iii) the number and/or class of securities purchasable under each outstanding option and the exercise price payable per share and (iv) the aggregate number and/or class of securities which may be made the subject of automatic option grants and direct stock issuances in any calendar year. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the dilution or enlargement of rights and benefits under such options.





                                       5.

                                  ARTICLE TWO

                         AUTOMATIC OPTION GRANT PROGRAM

       I.        GRANT DATES

                 Option grants shall be made under this Article Two on the dates specified below:

                 A.       Initial Grant.

                          1.      On the date of the first Board meeting
following the first annual meeting of the Corporation's stockholders held after the Effective Date, each individual serving as an Eligible Director on the Effective Date shall automatically be granted on the date of such Board meeting a Non-Statutory Option to purchase 1,500 shares of Common Stock upon the terms and conditions of this Article Two, provided such individual continues to serve as an Eligible Director through the date of such Board meeting.

                          2.      Each individual who first becomes an Eligible
Director after the Effective Date shall automatically be granted, on the date of the first Board meeting following the annual meeting of the Corporation's stockholders at which such individual is first elected as a Board member by the Corporation's stockholders, a Non-Statutory Option to purchase 1,500 shares of Common Stock upon the terms and conditions of this Article Two, provided such individual continues to serve as an Eligible Director through the date of such Board meeting.

                 B.       Annual Grant.  On each anniversary of the later of
(i) the Effective Date or (ii) the date on which the Eligible Director was first elected or appointed as a Board member, such individual shall automatically be granted a Non-Statutory Option to purchase an additional 1,500 shares of Common Stock upon the terms and conditions of this Article Two, provided such individual continues to serve as an Eligible Director through such anniversary date.

                 C. Re-election Grant. Each Eligible Director who ceases to serve on the Board at any time after the Effective Date but who is subsequently re-elected to the Board, whether through appointment by the Board or election by the Corporation's stockholders, shall automatically be granted, on the date of the first Board meeting following the annual meeting of the Corporation's stockholders at which such individual is re-elected as a Board member by the stockholders, a Non-statutory Option to purchase 1,500 shares of Common Stock upon the terms and conditions of this Article Two, provided such individual continues to serve as an Eligible Director through the date of such Board meeting.





                                       6.

                 D. The number of shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.E. of Article One.

     II.         EXERCISE PRICE

                 The exercise price per share of Common Stock subject to each automatic option grant made under this Article Two shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

     III.        PAYMENT

                 The exercise price shall be payable in one of the alternative forms specified below:

                          1. full payment in cash or check made payable to the Corporation's order;

                          2. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                          3. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                          4. full payment through a sale and remittance procedure pursuant to which the option holder shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     IV.         OPTION TERM

                 Each automatic grant under this Article Two shall have a maximum term of ten (10) years measured from the automatic grant date and shall accordingly terminate and cease to be outstanding for any option shares at the close of business on the day





                                       7.

immediately preceding the tenth (10th) anniversary of the automatic grant date, unless sooner terminated in accordance with the provisions of Section VIII of this Article Two.

       V.        EXERCISABILITY/VESTING

                 Each automatic grant shall be immediately exercisable for any or all of the option shares and shall remain so exercisable until the expiration date of such option, whether or not the Optionee continues to serve as a Board member. The option shares shall be fully vested.

     VI.         LIMITED TRANSFERABILITY

                 Each option granted under the Automatic Option Grant Program may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment.

     VII.        STOCKHOLDER RIGHTS

                 The holder of an automatic option grant under this Article Two shall have none of the rights of a stockholder with respect to the shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

   VIII.         CORPORATE TRANSACTION

                 A. Immediately following the consummation of a Corporate Transaction, all automatic option grants outstanding under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                 B. Each outstanding option under this Article Two which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per calendar year basis following the consummation of the Corporate Transaction shall be appropriately adjusted.





                                       8.

     IX.         REMAINING TERMS

                 The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.





                                      9.

                                 ARTICLE THREE

                        AUTOMATIC STOCK ISSUANCE PROGRAM

       I.        AWARD DATES

                 Direct stock issuances shall be made under this Article Three on the dates specified below:

                 A.       Initial Award.

                          1.      Each individual serving as an Eligible
Director of the Corporation on the Effective Date shall automatically receive on such date a direct stock issuance of 1,500 shares of Common Stock upon the terms and conditions of this Article Three (the "Effective Date Awards").

                          2.      Each individual who first becomes an Eligible
Director after the Effective Date, whether through election by the stockholders or appointment by the Board, shall automatically receive, on the date of the first Board meeting following the annual meeting of the Corporation's stockholders at which such individual is first elected as a Board member by the stockholders, a direct stock issuance of 1,500 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual continues to serve as an Eligible Director through the date of such Board meeting.

                 B. Annual Award. Effective as of the date of the 1997 Annual Meeting, on each anniversary of the later of (i) the Effective Date or
(ii) the date on which the Eligible Director was first elected or appointed as a Board member, such individual shall automatically receive a direct stock issuance of an additional 1,500 shares of Common Stock, provided such individual continues to serve as a Board member through such anniversary date.

                 C. Award on Re-election. Each Eligible Director who ceases to serve on the Board at any time after the date of the 1997 Annual Meeting but who is subsequently re-elected to the Board whether through appointment by the Board or election by the Corporation's stockholders shall, on the date of the first Board meeting following the annual meeting of the Corporation's stockholders at which such individual is first re-elected as a Board member by the stockholders, automatically receive a direct stock issuance of an additional 1,500 shares of Common Stock, provided such individual continues to serve as an Eligible Director through the date of such Board meeting.

                 D. The number of shares for which the automatic stock issuances are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.E. of Article One.





                                      10.

     II.         CONSIDERATION

                 The shares of Common Stock issued under this Article Three shall be issued in consideration for services rendered the Corporation by the Participant.

     III.        VESTING PROVISIONS

                 A. Effective Date Awards. The shares of Common Stock issued under this Article Three pursuant to the Effective Date Awards shall be fully vested upon issuance.

                 B.       Awards Made After the Effective Date.

                          1.      The shares of Common Stock issued under this
Article Three after the Effective Date shall be unvested. Upon completion by the Participant of six (6) months of service as a Board member following the award date of the shares, such shares shall become fully vested shares of Common Stock.

                          2.      Any new, substituted or additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) the escrow provisions of Section V of this Article Three.

                          3.      Should the Participant cease to remain in
Board service prior to the expiration of the six (6)-month period specified in
Section III.B.1 of this Article Three, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares.

                 C. Stockholder Rights. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under this Article Three whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     IV.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 In the event of a Corporate Transaction or a Change in Control, all of the shares of Common Stock issued under this Article Three shall immediately vest in full.





                                      11.

       V.        SHARE ESCROW/LEGENDS

                 Unvested shares shall be held in escrow by the Corporation until the Participant's interest in such shares vests.

     VI.         REMAINING TERMS

                 The remaining terms and conditions of each automatic direct stock issuance made under this Article Three shall be as set forth in the form Automatic Direct Stock Issuance Agreements attached as Exhibit B.





                                      12.

                                  ARTICLE FOUR

                            MISCELLANEOUS PROVISIONS

       I.        AMENDMENT OF THE PLAN

                 The provisions of this Plan, together with the automatic option grants outstanding under Article Two, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable requirements of the Federal income tax laws and regulations. However, no such amendment or modification shall adversely affect rights and obligations with respect to options on unvested stock issuances at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     II.         EFFECTIVE DATE AND TERM OF PLAN

                 A. The Plan was adopted by the Board on September 23, 1994 and approved by the Corporation's stockholders on August 9, 1995. The Plan became effective on August 10, 1995, the date on which the Underwriting Agreement with respect to the initial public offering of the Corporation's Common Stock was executed and finally priced.

                 B. On August 9, 1995, the Board approved an amendment to the Plan to impose a six (6)-month vesting requirement on all shares issued under the Automatic Stock Issuance Program after the Effective Date.

                 C. The Plan was amended by the Board on January 16, 1997 to effect the following changes: (i) render the non-employee Board members eligible to receive option grants, direct stock issuances or any other grant under any other plan of the Corporation, (ii) allow unvested shares issued under the Plan and subsequently surrendered to the Corporation to be reissued under the Plan and (iii) effect a series of technical changes to the provisions of the Plan (including stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934 which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. Some of these amendments are subject to stockholder approval at the 1997 Annual Meeting. Should such stockholder approval not be obtained at the 1997 Annual Meeting, then the provisions of the Plan as in effect immediately prior to the January 1997 amendments shall automatically be reinstated, and automatic option grants and direct stock issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All automatic option grants and direct stock issuances made prior to the January 1997 amendments shall remain outstanding in





                                      13.

accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the January 1997 amendments shall be deemed to modify or in any way affect those outstanding options or issuances.

                 D. The Plan shall terminate upon the earliest to occur of (i) September 22, 2004 unless sooner terminated by the Board and (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the automatic option grants made under the Automatic Option Grant Program of Article Two or the direct issuance of shares under the Automatic Stock Issuance Program of Article Three (whether vested or unvested). If the date of termination is determined under clause (i) above, then any option grants and unvested stock issuances outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing those grants.

     III.        CASH PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to the automatic grants or stock issuances made under the Plan shall be used for general corporate purposes.

     IV.         REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option under the Automatic Option Grant Program, the issuance of Common Stock upon the exercise of any such option and the issuance of Common Stock under the Automatic Stock Issuance Program shall each be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

       V.        NO IMPAIRMENT OF RIGHTS

                 No provision of the Plan shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any Optionee or Participant from the Board at any time in accordance with the provisions of applicable law.





                                      14.

     VI.         MISCELLANEOUS PROVISIONS

                 A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

                 B. The provisions of the Plan relating to the exercise of options shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State.

                 C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise and the Optionees and Participants, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.





                                      15.

                                  FORM OF PROXY

                            SUNSTONE HOTEL INVESTORS

                                      PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 17, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders To Be Held On April 17, 1997 and the accompanying Proxy Statement, and appoints Robert A. Alter, Charles L. Biederman, C. Robert Enever, David Lambert, H. Raymond Bingham, Laurence S. Geller, Fredric H. Gould and Edward H. Sondker, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock of Sunstone Hotel Investors, Inc., which the undersigned is entitled to vote, either on his own or her own behalf, or on behalf of an entity or entities, at the Annual Meeting of Stockholders of Sunstone Hotel Investors, Inc. to be held at the Residence Inn Hotel located at 2101 West Vineyard Avenue, Oxnard, California 93030, on April 17, 1997, at 9:00 a.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if present thereat. The Shares represented by this Proxy shall be voted in the following manner:

1. To ratify the amendment of the Company's Charter to change the definition of "Independent Director":

              FOR                   AGAINST                         ABSTAIN
              [ ]                     [ ]                             [ ]
2.     To elect the following directors to serve for a term of three years:

                                                       WITHHOLD
                                        FOR        AUTHORITY TO VOTE
           Charles L. Biederman         [ ]              [ ]
           H. Raymond Bingham           [ ]              [ ]
           Laurence S. Geller           [ ]              [ ]

3.     To ratify the amendment of the 1994 Stock Incentive Plan.

              FOR                   AGAINST                         ABSTAIN
              [ ]                     [ ]                             [ ]

4.     To ratify the amendment of the 1994 Directors Plan.

              FOR                   AGAINST                         ABSTAIN
              [ ]                     [ ]                             [ ]

5. In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors as of the date of the accompanying proxy statement, approval of minutes of the prior annual meeting, matters incident to the conduct of the meeting and to vote for any nominee of the Board whose nomination results from the inability of any of the above named nominees to serve.

       In addition, the proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting. The Board of Directors recommends a vote FOR the nominees listed above and FOR Proposals 1, 3, and 4. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 3, AND 4 IF NO SPECIFICATION IS MADE.

                                                   Dated: ________________, 1997

-----------------------------------------------
(Print name(s) as it/they appear on certificates)





-----------------------------------------------
Please print the name(s) appearing on each share certificate(s) over which you have voting authority.

                        PLEASE RETURN YOUR EXECUTED PROXY TO U.S.
                       STOCK TRANSFER CORPORATION IN THE ENCLOSED
                       SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.